Goodwill	12 Months Ended
Dec. 31, 2018
Goodwill.
Goodwill

Note 8: Goodwill

The change in the carrying amount of goodwill is shown below:

Balance as of December 31, 2016	$1,305,571
Acquisition	9,767
Measurement period adjustments	(4,175)
Impact of foreign currency fluctuations and other	90
Balance as of December 31, 2017	$1,311,253
Acquisition	21,527
Disposals	(49,349)
Impact of foreign currency fluctuations and other	(512)
Balance as of December 31, 2018	$1,282,919

The Company performed the goodwill impairment test as of October 1, 2018 and 2017. Additionally, the Company reviewed goodwill for indicators of impairment at December 31, 2018 and 2017.

Goodwill represents the purchase price in excess of the fair value of the net assets acquired in a business combination. If the carrying value of a reporting unit exceeds the implied fair value of that reporting unit, an impairment charge to goodwill is recognized for the excess. The Company’s reporting units are one level below the operating segment, as determined in accordance with ASC 350. For the years ended December 31, 2017 and 2018, the Company had one reporting unit and five reporting units, respectively. The number of reporting units increased during 2018 due to a change in the Company’s reporting structure resulting in five reporting units.

The Company estimates the fair value of its reporting units using the income approach, which is a change from the previous year, which used a market approach. Under the income approach, the fair value of a reporting unit is calculated based on the present value of estimated cash flows. No indicators of impairment existed as a result of the Company’s assessments. However, based on the results of the 2018 annual impairment analysis performed, the Company has determined that the Derwent Product Line, previously known as the Intellectual Property & Standard (“IP&S”), reporting unit is at risk of a future goodwill impairment. The total goodwill associated with this reporting unit was approximately $130,381 as of December 31, 2018. Based on the latest annual impairment test, the estimated fair value of the Derwent Product Line reporting unit is approximately 2% above its carrying value.

In connection with the 2016 Transaction, during the third quarter of 2017, the Company recorded measurement period adjustments due to additional analysis of facts and circumstances that existed after closing, which increased computer hardware and other property by $3,925, decreased accounts receivable by $614, decreased other current liabilities by $360, and decreased other non-current liabilities by $504. These adjustments resulted in an decrease to goodwill of $4,175. None of these measurement period adjustments had a material impact on the Company’s results of operations. Effective October 1, 2018, the Company divested the IPM Product Line, which included $49,349 of goodwill. See Note 5: Divested Operations for further details.